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                                                                 Exhibit 6(a)(v)

                                                        Dated:  November 8, 1995

                                   Schedule F
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
               BISYS Fund Services Limited Partnership (formerly
                   The Winsbury Company Limited Partnership)
                             Dated October 1, 1993

Name of Load Fund                                            Date
-----------------                                            ----

Parkstone Equity Fund - Investor A Shares                    October 1, 1993
Parkstone Small Capitalization Fund - Investor A Shares
Parkstone High Income Equity Fund - Investor A Shares
Parkstone Bond Fund - Investor A Shares
Parkstone Limited Maturity Bond Fund - Investor A Shares
Parkstone Intermediate Government Obligations
  Fund - Investor A Shares
Parkstone Municipal Bond Fund - Investor A Shares
Parkstone Michigan Municipal Bond Fund - Investor A Shares
Parkstone Balanced Fund - Investor A Shares
Parkstone U.S. Government Income Fund - Investor A Shares
Parkstone International Discovery Fund - Investor A Shares

Parkstone Large Capitalization Fund - Investor A Shares      November 8, 1995


THE PARKSTONE GROUP OF FUNDS              BISYS FUND SERVICES LIMITED
                                          PARTNERSHIP (formerly The Winsbury
                                          Company Limited Partnership)

                                          By:  BISYS FUND SERVICES, INC.
                                               General Partner


By:  /s/ GEORGE R. LANDRETH               By:  /s/ STEPHEN G. MINTOS
    --------------------------                -------------------------
    George R. Landreth                        Stephen G. Mintos
    President                                 Executive Vice President


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